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                                                               EXHIBIT 10(xxvii)


                                 AMENDMENT NO. 2
                                     TO THE
                         KULICKE & SOFFA INDUSTRIES INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

               (AS AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 1999)

      WHEREAS, Kulicke & Soffa Industries Inc. (the "Company") maintains the Kulicke & Soffa Industries Inc. Executive Deferred Compensation Plan (the "Plan") for the benefit of its eligible executives; and

      WHEREAS, it was intended to provide for distribution of the Education Account to provide for the education of a dependent following high school; and

      WHEREAS, the Company desires to amend the Plan to provide for such distribution when a dependent completes high school or enters an institution of higher learning on a full-time basis whether or not such dependent has attained age 18;

      NOW, THEREFORE, effective January 1, 2001, subsection A prior to the Payment Method charts and subsection C of Section 5.2 are hereby amended to read as follows:

      A. If a Participant with an Education Account remains continuously employed by the Employer until January 1 of the calendar year in which an Eligible Dependent (i) attains age 18, (ii) will receive a high school diploma or (iii) is anticipated to enroll as a full-time student in an institution of higher learning, whichever occurs first, the Employer shall pay to the Participant a benefit within 30 days after such January 1 and each of the next three anniversaries thereof (the four-year payment method) or each of the next five anniversaries thereof (the six-year payment method), as elected by the Participant, determined by applying the applicable percentage from the appropriate schedule below to the value of the Eligible Dependent's Subaccount as of the date of distribution:


      C. Notwithstanding any provision to the contrary, if an Eligible Dependent's subaccount has a balance of less than $10,000 on the January 1 of the calendar year in which payment is to commence, then the balance shall be paid to the Participant in one lump sum.

      IN WITNESS WHEREOF, this Amendment has been duly executed this ____ day of _______________, 2001.

Attest:                                   KULICKE & SOFFA INDUSTRIES INC.


_____________________________             By:_______________________________